Second Quarter 2021 Earnings Slides August 3, 2021

2 Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are based on management’s current expectations, are not guarantees of future performance and are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those uncertainties regarding the impact of the COVID-19 pandemic on our business and the economy generally, and those other matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements.

3 Second Quarter Summary ❑ Financial Performance o Consolidated revenue of $585.4M ($487.5M excluding purchased vehicles); vehicles sold of 711K o Gross profit was 51.7% of net revenue* o Adjusted EBITDA of $116.5M o Operating adjusted EPS of $0.15 ▪ Includes $11.9M pre-tax of a reduction in unrealized gains on investment securities or $0.04 per share o Effective tax rate increased to 44% ❑ Digital Dealer-to-Dealer o BacklotCars/TradeRev sold 119K vehicles in Q2 2021, an increase of 65% over the prior year ❑ Balance Sheet o Generated $295.7M of cash flow from operations; ending cash of $621.6M o Repurchased common stock: $100M QTD, $181M YTD o Net Senior Secured leverage of 0.8x o Total net debt of 2.95x o $325M undrawn revolver * Exclusive of depreciation and amortization

4 ANNUAL GUIDANCE ACTUAL (in millions, except per share amounts) 2021 2020 Net income $90 $0.5 Add back: Income tax expense $38 $4.9 Interest expense, net of interest income $125 $127.3 Depreciation and amortization $205 $191.3 EBITDA $458 $324.0 Total Adjusted EBITDA addbacks, net $17 $51.3 Adjusted EBITDA $475 $375.3 Effective tax rate 30% 90.7% Net income (loss) per share – diluted * $0.30 ($0.16) Weighted average diluted shares * 131 129.3 Operating adjusted net income per share - diluted $0.87 $0.51 Weighted average diluted shares – including assumed conversion of preferred shares 165 147.0 Capital expenditures $125 $101.4 Cash taxes $65 $16.6 Cash interest on corporate debt $74 $81.7 2021 Guidance * The company used the two-class method of calculating net income per diluted share. Under the two-class method, net income is reduced by dividends and undistributed earnings to the holders of the Series A Preferred Stock, and the weighted average diluted shares do not assume conversion of the preferred shares to common shares.

5 S e c o n d Q u a r t e r & Y e a r - t o - D a t e R e s u l t s

6 KAR Q2 & YTD 2021 Highlights* ($ in millions, except per share amounts) KAR Q2 2021 Q2 2020 YTD 2021 YTD 2020 Total operating revenues $585.4 $419.0 $1,167.0 $1,064.5 Gross profit** $252.2 $183.9 $503.4 $434.8 % of revenue** 43.1% 43.9% 43.1% 40.8% SG&A $140.2 $112.3 $289.2 $274.7 Other (income) expense, net $14.8 $1.3 ($35.4) ($0.7) EBITDA $97.0 $40.2 $249.2 $129.9 Adjusted EBITDA $116.5 $80.0 $239.7 $168.6 Net income (loss) $11.5 ($32.3) $62.4 ($29.5) Net income (loss) per share – diluted $0.01 ($0.27) $0.26 ($0.24) Weighted average diluted shares 123.2 129.3 126.4 129.2 Operating adjusted net income per share – diluted $0.15 $0.08 $0.61 $0.20 Weighted average diluted shares – including assumed conversion of preferred shares 156.6 N/A 159.5 N/A Dividends declared per common share $-- $ -- $-- $0.19 Effective tax rate 44.2% 12.5% 34.4% 8.1% Capital expenditures $36.2 $17.1 $50.7 $46.7 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the period ended June 30, 2021. ** Exclusive of depreciation and amortization

ADESA Q2 & YTD 2021 Highlights*

($ in millions, except RPU)

ADESA	Q2 2021	Q2 2020	YTD 2021	YTD 2020
Auction fees	$236.7	$177.8	$472.2	$433.1
Service revenue	$182.2	$134.8	$369.8	$371.0
Purchased vehicle sales	$97.9	$49.6	$190.6	$125.1
Total ADESA Revenue	$516.8	$362.2	$1,032.6	$929.2
Gross profit**	$197.3	$145.0	$396.2	$341.3
% of revenue, excluding purchased vehicles**	47.1%	46.4%	47.1%	42.4%
SG&A	$131.4	$103.7	$271.6	$256.1
Other (income) expense, net	$2.9	$1.3	($3.0)	($0.6)
EBITDA	$62.8	$9.9	$127.2	$55.0
Adjusted EBITDA	$76.5	$54.7	$162.4	$109.3
% of revenue	14.8%	15.1%	15.7%	11.8%
On-premise vehicles sold	332,000	312,000	681,000	780,000
Off-premise vehicles sold	379,000	336,000	783,000	730,000
Total vehicles sold	711,000	648,000	1,464,000	1,510,000
Auction fees per vehicle sold	$333	$274	$323	$287
Gross profit per vehicle sold**	$277	$224	$271	$226
Dealer consignment mix	41%	21%	37%	24%
Commercial mix	59%	79%	63%	76%

* For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the period ended June 30, 2021.

** Exclusive of depreciation and amortization

7

8 AFC Q2 & YTD 2021 Highlights* * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the period ended June 30, 2021. ** Exclusive of depreciation and amortization *** Excludes Warranty contract revenue in 2020 ($ in millions, except for revenue per loan transaction) AFC Q2 2021 Q2 2020 YTD 2021 YTD 2020 Interest and fee income $68.2 $65.1 $136.8 $148.9 Other revenue $2.2 $2.0 $4.2 $4.7 Provision for credit losses ($1.8) ($19.0) ($6.6) ($35.9) Warranty contract revenue $-- $8.7 $-- $17.6 Total AFC revenue $68.6 $56.8 $134.4 $135.3 Gross profit** $54.9 $38.9 $107.2 $93.5 % of revenue** 80.0% 68.5% 79.8% 69.1% SG&A $8.8 $8.6 $17.6 $18.6 Other (income) expense, net $11.9 $-- ($32.4) ($0.1) EBITDA $34.2 $30.3 $122.0 $74.9 Adjusted EBITDA $40.0 $25.3 $77.3 $59.3 Loan transactions 356,000 420,000 728,000 868,000 Revenue per loan transaction*** $193 $115 $185 $136 Provision for credit losses % of finance receivables 0.4% 4.3% 0.7% 3.8% Managed receivables $2,108.9 $1,548.3 $2,108.9 $1,548.3 Obligations collateralized by finance receivables $1,324.2 $735.9 $1,324.2 $735.9

9 June 30, 2021 Leverage (US$ in millions) Corporate Credit Ratings: S&P B, Moodys B2 * As defined in the Credit Agreement Balance Maturity Term Loan B-6 (Adjusted LIBOR + 2.25%) $933 2026 Revolving Credit Facility (Adjusted LIBOR + 1.75%) - 2024 Senior Notes (Fixed 5.125%) 950 2025 Finance Leases & Other 24 Total 1,907 Less: Available Cash* (592) Net Debt $1,315 Senior Secured Net Leverage Ratio 0.8 Total Net Debt Ratio 2.95

10 H I S T O R I C A L D A TA

11 ADESA Revenue 2Q21 1Q21 2020 4Q20 3Q20 2Q20 1Q20 2019 4Q19 3Q19 Auction Fees $236.7 $235.5 $887.7 $207.0 $247.6 $177.8 $255.3 $1,115.3 $261.0 $276.0 Service Revenue $182.2 $187.6 $737.4 $173.5 $192.9 $134.8 $236.2 $1,018.2 $243.0 $258.5 Purchased Vehicle Sales $97.9 $92.7 $295.0 $83.7 $86.2 $49.6 $75.5 $295.5 $79.3 $79.1 Total ADESA Revenue $516.8 $515.8 $1,920.1 $464.2 $526.7 $362.2 $567.0 $2,429.0 $583.3 $613.6 Gross Profit $197.3 $198.9 $714.4 $155.8 $217.3 $145.0 $196.3 $908.3 $212.4 $227.4 Gross Profit % 38.2% 38.6% 37.2% 33.6% 41.3% 40.0% 34.6% 37.4% 36.4% 37.1% Gross Profit %, Net of Purchased Vehicle Sales 47.1% 47.0% 44.0% 40.9% 49.3% 46.4% 39.9% 42.6% 42.1% 42.5%

12 ADESA Metrics - Annual 1 Includes purchased vehicle sales 2020 2019 2018 2017 2016 Revenue1 $1,920.1 $2,429.0 $2,101.9 $1,937.5 $1,765.3 On-premise vehicles sold 1,511 2,137 2,124 2,189 2,112 Off-premise vehicles sold 1,551 1,647 1,348 991 773 Total vehicles sold 3,062 3,784 3,472 3,180 2,885 Auction fees per vehicle sold $290 $295 $302 $311 $303 Gross profit per vehicle sold $233 $240 $251 $256 $253 Gross profit percentage1 37.2% 37.4% 41.4% 42.0% 41.3% Gross profit percentage, excluding purchased vehicles 44.0% 42.6% 43.9% 43.8% 42.8% Dealer consignment mix 26% 28% 30% 33% 36% Commercial mix 74% 72% 70% 67% 64%

13 ADESA Metrics - Quarter 1 Includes purchased vehicle sales 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 4Q19 3Q19 Revenue1 $516.8 $515.8 $464.2 $526.7 $362.2 $567.0 $583.3 $613.6 On-premise vehicles sold 332 349 328 403 312 468 502 527 Off-premise vehicles sold 379 404 353 468 336 394 385 431 Total vehicles sold 711 753 681 871 648 862 887 958 Auction fees per vehicle sold $333 $313 $304 $284 $274 $296 $294 $288 Gross profit per vehicle sold $277 $264 $229 $249 $224 $228 $239 $237 Gross profit percentage1 38.2% 38.6% 33.6% 41.3% 40.0% 34.6% 36.4% 37.1% Gross profit percentage, excluding purchased vehicles 47.1% 47.0% 40.9% 49.3% 46.4% 39.9% 42.1% 42.5% Dealer consignment mix 41% 33% 31% 26% 21% 26% 28% 30% Commercial mix 59% 67% 69% 74% 79% 74% 72% 70%

14 AFC Metrics - Annual 2020 2019 2018 2017 2016 Revenue $267.6 $352.9 $340.9 $301.3 $286.8 Loan Transaction Units (LTU) 1,519 1,783 1,760 1,688 1,718 Revenue per Loan Transaction, Excluding Warranty Contract Revenue $156 $178 $175 $159 $148 Ending Managed Finance Receivables $1,911.0 $2,115.2 $2,014.8 $1,912.6 $1,792.2 Ending Obligations Collateralized by Finance Receivables $1,261.2 $1,461.2 $1,445.3 $1,358.1 $1,280.3 % Vehicles Purchased at Any Auction 87% 84% 83% 85% 83% Active Dealers 10,900 12,900 12,300 12,400 12,200 Vehicles per Active Dealer 15 16 15 15 15 Average Credit Line $290,000 $270,000 $270,000 $250,000 $260,000 Avg Value Outstanding per Vehicle $11,800 $10,000 $10,200 $9,900 $9,500

15 AFC Metrics - Quarter 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 4Q19 3Q19 Revenue $68.6 $65.8 $65.4 $66.9 $56.8 $78.5 $88.0 $88.3 Loan Transaction Units (LTU) 356 372 327 324 420 448 443 442 Revenue per Loan Transaction, Excluding “Warranty Contract Revenue” $193 $177 $186 $179 $115 $155 $178 $180 Ending Managed Finance Receivables $2,108.9 $1,984.4 $1,911.0 $1,744.8 $1,548.3 $1,954.8 $2,115.2 $2,110.4 Ending Obligations Collateralized by Finance Receivables $1,324.2 $1,239.1 $1,261.2 $1,101.0 $735.9 $1,349.9 $1,461.2 $1,428.4

16 AFC Provision for Credit Losses - Annual 2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Ending Managed Receivables $1,911.0 $2,115.2 $2,014.8 $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 $1,004.2 $883.2 $771.6 $613.0 $506.6 $847.9 Average Managed Receivables $1,854.8 $2,059.9 $1,959.8 $1,802.2 $1,732.5 $1,474.9 $1,208.4 $1,051.4 $925.8 $798.8 $688.6 $516.4 $744.4 $835.3 Provision for Credit Losses $38.6 $35.3 $32.9 $33.9 $30.7 $16.0 $12.3 $9.6 $7.2 $6.1 $11.2 $17.1 $44.7 $25.0 % of Managed Receivables 2.1% 1.7% 1.7% 1.9% 1.8% 1.1% 1.0% 0.9% 0.8% 0.8% 1.6% 3.3% 6.0% 3.0%

17 AFC Provision for Credit Losses - Quarterly 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 4Q19 3Q19 Ending Managed Receivables $2,108.9 $1,984.4 $1,911.0 $1,744.8 $1,548.3 $1,954.8 $2,115.2 $2,110.4 Average Managed Receivables $2,046.7 $1,947.7 $1,827.9 $1,646.6 $1,751.6 $2,035.0 $2,112.8 $2,090.3 Provision for Credit Losses $1.8 $4.8 $2.7 $-- $19.0 $16.9 $9.8 $8.9 % of Managed Receivables 0.4% 1.0% 0.6% 0.0% 4.3% 3.3% 1.9% 1.7%

18 A P P E N D I X

19 Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income (loss) and operating adjusted net income (loss) per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income (loss) and net income (loss) per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income (loss) and operating adjusted net income (loss) per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

20 Q2 2021 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended June 30, 2021 ADESA AFC Consolidated Net income (loss) ($5.2) $16.7 $11.5 Add back: Income taxes 3.4 5.7 9.1 Interest expense, net of interest income 21.6 9.4 31.0 Depreciation and amortization 42.9 2.5 45.4 Intercompany interest 0.1 (0.1) - EBITDA $62.8 $34.2 $97.0 Non-cash stock-based compensation 4.3 0.6 4.9 Acquisition related costs 1.8 - 1.8 Securitization interest - (6.8) (6.8) Severance 1.2 - 1.2 Foreign currency (gains)/losses 0.4 - 0.4 Contingent consideration adjustment 4.5 - 4.5 Reduction in unrealized gains on investment securities - 11.9 11.9 Other 1.5 0.1 1.6 Total Addbacks/(Deductions) 13.7 5.8 19.5 Adjusted EBITDA $76.5 $40.0 $116.5 Revenue $516.8 $68.6 $585.4 Adjusted EBITDA % margin 14.8% 58.3% 19.9%

21 Q2 2020 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended June 30, 2020 ADESA AFC Consolidated Net income (loss) ($45.5) $13.2 ($32.3) Add back: Income taxes (9.5) 4.9 (4.6) Interest expense, net of interest income 21.4 9.2 30.6 Depreciation and amortization 43.3 3.2 46.5 Intercompany interest 0.2 (0.2) - EBITDA $9.9 $30.3 $40.2 Non-cash stock-based compensation 2.4 0.5 2.9 Acquisition related costs 0.9 - 0.9 Securitization interest - (6.0) (6.0) Loss on asset sales 0.5 - 0.5 Severance 6.0 0.5 6.5 Foreign currency (gains)/losses 2.7 - 2.7 Goodwill and other intangibles impairment 29.8 - 29.8 Other 2.5 - 2.5 Total Addbacks/(Deductions) 44.8 (5.0) 39.8 Adjusted EBITDA $54.7 $25.3 $80.0 Revenue $362.2 $56.8 $419.0 Adjusted EBITDA % margin 15.1% 44.5% 19.1%

22 YTD 2021 Adjusted EBITDA Reconciliation ($ in millions) Six Months ended June 30, 2021 ADESA AFC Consolidated Net income (loss) ($11.0) $73.4 $62.4 Add back: Income taxes 7.5 25.2 32.7 Interest expense, net of interest income 43.0 18.7 61.7 Depreciation and amortization 87.5 4.9 92.4 Intercompany interest 0.2 (0.2) - EBITDA $127.2 $122.0 $249.2 Non-cash stock-based compensation 9.2 1.3 10.5 Acquisition related costs 3.3 - 3.3 Securitization interest - (13.6) (13.6) (Gain)/Loss on asset sales 1.0 (0.8) 0.2 Severance 1.7 0.2 1.9 Foreign currency (gains)/losses 2.6 - 2.6 Contingent consideration adjustment 15.7 - 15.7 Unrealized gains on investment securities - (31.6) (31.6) Other 1.7 (0.2) 1.5 Total Addbacks/(Deductions) 35.2 (44.7) (9.5) Adjusted EBITDA $162.4 $77.3 $239.7 Revenue $1,032.6 $134.4 $1,167.0 Adjusted EBITDA % margin 15.7% 57.5% 20.5%

23 YTD 2020 Adjusted EBITDA Reconciliation ($ in millions) Six Months ended June 30, 2020 ADESA AFC Consolidated Net income (loss) ($64.1) $34.6 ($29.5) Add back: Income taxes (14.7) 12.1 (2.6) Interest expense, net of interest income 45.1 22.7 67.8 Depreciation and amortization 87.7 6.5 94.2 Intercompany interest 1.0 (1.0) - EBITDA $55.0 $74.9 $129.9 Non-cash stock-based compensation 7.0 1.2 8.2 Acquisition related costs 2.3 - 2.3 Securitization interest - (17.4) (17.4) Loss on asset sales 1.0 - 1.0 Severance 7.8 0.5 8.3 Foreign currency (gains)/losses 3.1 - 3.1 Goodwill and other intangibles impairment 29.8 - 29.8 Other 3.3 0.1 3.4 Total Addbacks/(Deductions) 54.3 (15.6) 38.7 Adjusted EBITDA $109.3 $59.3 $168.6 Revenue $929.2 $135.3 $1,064.5 Adjusted EBITDA % margin 11.8% 43.8% 15.8%

24 (1) The Series A Preferred Stock dividends and undistributed earnings allocated to participating securities have not been included in the calculation of operating adjusted net income and operating adjusted net income per diluted share. (2) The effective tax rate at the end of each period presented was used to determine the amount of income tax on the adjustments to net income. There was no income tax benefit related to the contingent consideration adjustment or the goodwill and other intangibles impairment because these items were not deductible for income tax purposes. Operating Adjusted Net Income per Share Reconciliation ($ in millions, except per share amounts), (unaudited) Three Months ended June 30, Six Months ended June 30, 2021 2020 2021 2020 Net income (loss) (1) $11.5 ($32.3) $62.4 ($29.5) Acquired amortization expense 13.6 14.1 29.2 28.4 Contingent consideration adjustment 4.5 - 15.7 - Goodwill and other intangibles impairment - 29.8 - 29.8 Income taxes (2) (6.0) (1.8) (10.0) (2.3) Operating adjusted net income $23.6 $9.8 $97.3 $26.4 Operating adjusted net income per share − diluted $0.15 $0.08 $0.61 $0.20 Weighted average diluted shares 156.6 129.3 159.5 129.2